EXHIBIT 10.4.4
SECOND AMENDMENT TO ACQUISITION AGREEMENT

This Second Amendment to Acquisition Agreement is made and entered into as of December 30, 2011, by and among Mission West Properties, Inc., a Maryland corporation (the “Company”), Mission West Properties, L.P., a Delaware limited partnership (“MWP”), Mission West Properties, L.P. I, a Delaware limited partnership (“MWP I”), Mission West Properties, L.P. II, a Delaware limited partnership (“MWP II”), Mission West Properties, L.P. III, a Delaware limited partnership (“MWP III”), Mission West Properties, L.P. IV, a Delaware limited partnership (“MWP IV”), Mission West Properties, L.P. V, a Delaware limited partnership (“MWP V”), and [each of the limited partners of the respective partnerships (the “Partners”).]

RECITALS

WHEREAS, the parties hereto (other than MWP IV and MWP V) entered into an Acquisition Agreement dated May 14, 1998 (the “Acquisition Agreement”) pursuant to which the parties thereto may amend the Acquisition Agreement by a writing executed by the party or parties against whom enforcement is sought in accordance with Section 14.4 thereof.

WHEREAS, the parties amended the Acquisition Agreement pursuant to an Amendment to Acquisition Agreement dated as of July 1, 1998 and pursuant to the terms of a Supplemental Agreement among the Company, Carl E. Berg and Clyde J. Berg dated as of June 1999 (collectively with the original agreement the “Acquisition Agreement”).

WHEREAS, pursuant to a Partnership Division Agreement dated as of December 21, 2011, MWP I formed MWP IV, contributed certain of its properties to MWP IV and distributed units of Partnership Interests to each of the partners therein in proportion to their respective Partnership Interests in MWP I followed by the redemption and cancellation of the number of units of Partnership Interest of MWP I equal to the number of units of Partnership Interest in MWP IV distributed, which amount has been calculated by determining the same proportion to the total number of outstanding units of Partnership Interest of MWP I that the fair market value net of debt of the contributed properties bears to the total fair market value net of debt of all of the properties owned by the MWP I, determined as of the date of the distribution.

WHEREAS, pursuant to a Partnership Division Agreement dated as of December 21, 2011, MWP I formed MWP V, contributed certain of its properties to MWP V and distributed units of Partnership Interests to each of the partners therein in proportion to their respective Partnership Interests in MWP II followed by the redemption and cancellation of the number of units of Partnership Interest of MWP II equal to the number and percentages of units of Partnership Interest in MWP V distributed, which amount has been calculated by determining the same proportion to the total number of outstanding units of Partnership Interest of MWP II that the fair market value net of debt of the contributed properties bears to the total fair market value net of debt of all of the properties owned by MWP II, determined as of the date of the distribution.

WHEREAS, the parties now desire to amend the terms of the Acquisition Agreement to provide for the changes set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenant set forth herein, the parties hereto agree as follows:

1. ADDITION OF NEW PARTIES.  The undersigned Limited Partners approve this Amendment to add MWP IV and MWP V as parties to the Acquisition Agreement, which additions shall be effective from the date hereof with respect to all of the Limited Partners and L.P. Units of such limited partnerships outstanding from time to time in accordance with the terms of the Acquisition Agreement and the Partnership Agreements of each of MWP IV and MWP V.

2.           EFFECT OF AMENDMENT.  Pursuant to this Amendment all of the terms of the Acquisition Agreement shall be applicable to MWP IV, MWP V and their respective Limited Partners and L.P. Units other than the provisions of Sections 4-8.10 and 11, which no longer apply, and all of them agree to be bound by such remaining terms of the Acquisition Agreement.

3.           INCORPORATION BY REFERENCE.  The provisions of Section 13 and 14 of the Acquisition Agreement are incorporated by reference in this Amendment.

4.           SURVIVAL.  Except as otherwise expressly provided herein, the Acquisition Agreement will continue in full force and effect, in accordance with its terms.

5.           MISCELLANEOUS.  This Amendment and waivers and consents hereunder shall be governed by the internal laws of California, without regard to the conflicts of law principles thereof.  This Amendment constitutes the full and entire understanding and agreement among the parties with regard to the subject matter contained herein, and supersedes all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subject matter, provided that each party hereto hereby agrees to take such other actions and execute such additional documents as may be necessary to effectuate the terms of this Amendment. This Amendment may be executed in counterparts and delivered by electronic facsimile transmission, and each signed counterpart transmitted by electronic facsimile shall be considered an original, but all of which together shall constitute the same instrument. Any provision of this Amendment may be waived or modified only in accordance with Section 14.4 of the Acquisition Agreement.

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SIGNATURE PAGES OF AMENDMENT TO ACQUISITION AGREEMENT

IN WITNESS WHEREOF, the parties hereto have hereunto executed this Amendment as of the first date written above, and a party’s signature hereon in any capacity shall constitute such party’s execution of this Amendment in all capacities which the party holds for purposes of this Amendment.

Mission West Properties, Inc., a Maryland corporation

By: /s/ Raymond V. Marino
Its:  President & COO

Mission West Properties, L.P., a Delaware limited partnership

By:  Mission West Properties, Inc.
Its:  General Partner

By: /s/ Raymond V. Marino
           Its:  President & COO

Mission West Properties, L.P. I, a Delaware limited partnership

By:     Mission West Properties, Inc.
Its:  General Partner

By: /s/ Raymond V. Marino
           Its:  President & COO

Mission West Properties, L.P. II, a Delaware limited partnership

By:     Mission West Properties, Inc.
Its:  General Partner

By: /s/ Raymond V. Marino
Its:  President & COO

Mission West Properties, L.P. III, a Delaware Limited Partnership

By:     Mission West Properties, Inc.
Its:  General Partner

By: /s/ Raymond V. Marino
Its:  President & COO

Mission West Properties, L.P. IV, a Delaware Limited Partnership

By:     Mission West Properties, Inc.
Its:  General Partner

By: /s/ Raymond V. Marino
Its:  President & COO

Mission West Properties, L.P. V, a Delaware Limited Partnership

By:     Mission West Properties, Inc.
Its:  General Partner

By: /s/ Raymond V. Marino
Its:  President & COO

1981 Kara Ann Berg Trust

By: /s/ Clyde J. Berg
      Clyde J. Berg, Trustee

Berg & Berg Enterprises Inc., a California corporation

By: /s/ Carl E. Berg
      Carl E. Berg
      Its:  President

Berg Living Trust UTA dated May 1, 1981

By: /s/ Carl E. Berg
      Carl E. Berg
      Its:  Trustee

By: s/ Mary Ann Berg
       Mary Ann Berg
       Its:  Trustee

Clyde J. Berg, Trustee, 1995 Clyde J. Berg Revocable Trust, dated April 4, 1995

By: /s/ Clyde J. Berg
       Clyde J. Berg
                                                                                                       Its:  Trustee

By: /s/ Kara A. Berg
      Kara A. Berg
By: /s/ Carl E. Berg
       Carl E. Berg

By: /s/ Mary Ann Berg
       Mary Ann Berg

By: /s/ Clyde J. Berg
       Clyde J. Berg